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                                                           EXHIBIT 10(b)(xxxiii)

                           MANAGEMENT DISABILITY PLAN
                                  PLAN SUMMARY

INTRODUCTION        As a member of Anadarko's key management team, you are
                    eligible to participate in the Management Disability Plan
                    (the "Plan"). The Plan is designed to replace up to 70% of your base salary in the event you are unable to work due to a serious injury or illness. Your coverage in this Plan replaces your coverage in the Anadarko Petroleum Corporation
                    Disability Plan (the "Group LTD Plan") which provided a benefit of up to 60% of your base salary. There is no cost to you for coverage under the Plan and there are no enrollment forms to complete.

DEFINITION          The Plan defines disability as a condition which prevents
OF DISABILITY       you from performing all of the material duties of your
                    occupation. The insurance carrier will make the final determination as to whether you qualify for disability benefits.

                    After receiving benefits for 24 months, your disability will be reviewed. You will continue to receive benefits if you are still unable to perform all of the material duties of your occupation on a full-time basis and are earning at least 20% less than before you became disabled.

DISABILITY          Your maximum monthly benefit under the Plan is 70% of your
BENEFIT             base monthly earnings in effect immediately prior to the
                    date your disability began. The maximum monthly benefit payable under the Plan cannot exceed $35,000.

                    If you are partially disabled but able to work in your regular occupation or another occupation, your benefit calculation will consider other earnings you may be receiving. During the first twelve months, your benefit will be calculated by subtracting other earnings from your pre-disability salary. After twelve months, other earnings may result in a further reduction of your benefits.

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                    Your benefit is also subject to reduction by any disability payments from Social Security, Workers' Compensation and government disability or retirement plans.

WAITING             Benefits will begin after you have been disabled for 180
PERIOD              days. When you submit your claim for disability benefits,
                    you must provide proof that you are disabled and that you are under the care of a physician.

PRE-EXISTING        A pre-existing condition is a sickness or injury for which
CONDITION           you have received medical treatment, consultation or
EXCLUSION           prescription medication in the six months prior to the
                    effective date of your coverage under the Plan.

                    If you have a qualifying pre-existing condition, your benefits under the Plan may be reduced up to 10%.

                    Once you are able to go treatment free for 12 months, you will be eligible for full benefits under the Plan. After you have been covered under the Plan for 24 months, your pre-existing condition will no longer be considered and you will be eligible for full benefits under the Plan.

TAXATION            Benefit payments are fully taxable as ordinary income.
OF BENEFITS

MAXIMUM             If you become disabled prior to age 60, benefits will
BENEFIT             continue until age 65 as long as you continue to meet the
PERIOD              definition of disability. If you become disabled after
                    age 60, the maximum benefit period is shown on the following page.

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
                    ---------------------------------------------------
                    AGE AT DISABILITY          MAXIMUM BENEFIT PERIOD
                    ---------------------------------------------------
                           60                        60 Months
                    ---------------------------------------------------
                           61                        48 Months
                    ---------------------------------------------------
                           62                        42 Months
                    ---------------------------------------------------
                           63                        36 Months
                    ---------------------------------------------------
                           64                        30 Months
                    ---------------------------------------------------
                           65                        24 Months
                    ---------------------------------------------------
                           66                        21 Months
                    ---------------------------------------------------
                           67                        18 Months
                    ---------------------------------------------------
                           68                        15 Months
                    ---------------------------------------------------
                       69 and over                   12 Months
                    ---------------------------------------------------

                    Benefits for disability due to mental illness will not exceed a 24 month period regardless of age.

CESSATION           Your benefit payments will stop at the earliest of the
OF BENEFITS         following events:

                    - You are no longer disabled,
                    - The maximum benefit period has expired,
                    - Your death,
                    - Your current earnings exceed 80% of your pre-disability
                      earnings.

COVERAGE            Your coverage under the Plan will end upon your retirement
END DATE            or termination of employment with the Company, or if you are no longer determined to be an eligible participant or the Plan is discontinued.

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CONVERSION          You may convert your coverage under the Plan to an
                    individual policy if your employment is terminated or you become ineligible to participate in the Plan.

OTHER               This information is a brief overview of the Plan. Additional
INFORMATION         information regarding the Plan is provided in the plan
                    document. If there is a conflict between the information provided in the summary and the plan document, the plan document will prevail.

                    The Company retains the right to terminate or amend the Plan at any time.


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